Exhibit 10.12(a)

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as it may be amended or modified from time to time in accordance with the terms hereof, the “Security Agreement”) is entered into as of January 8, 2015 by and between LILIS ENERGY, INC., a Nevada corporation (“Borrower”), and HEARTLAND BANK, an Arkansas state bank in its capacity as collateral agent pursuant to the Credit Agreement (as hereinafter defined) (“Agent”).

PRELIMINARY STATEMENT

Borrower, Agent and the lenders from time to time a party thereto (each a “Lender”; and collectively, the “Lenders”) are entering into that certain Credit Agreement dated of even date herewith (as it may be amended or modified from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower. To induce the Lenders to enter into and extend credit to the Borrower under the Credit Agreement, Borrower is entering into this Security Agreement.

ACCORDINGLY, Borrower, Agent and the Lenders, hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 1.2. Terms Defined in Code. Terms defined in the Code which are not otherwise defined in this Security Agreement are used herein as defined in the Code as in effect on the date hereof.

SECTION 1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” means all rights to payment for goods sold or leased or services rendered by Borrower, whether or not earned by performance, together with all security interests or other security held by or granted to Borrower to secure such rights to payment.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Chattel Paper” means any writing or group of writings which evidences both a monetary obligation and a security interest in or a lease of specific goods.

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“Code” shall mean the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of Arkansas; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of Arkansas, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” means all Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Investment Property, Instruments, Inventory, Pledged Deposits, Stock Rights and Other Collateral, wherever located, in which Borrower now has or hereafter acquires any right or interest, and the proceeds, insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto.

“Control” shall have the meaning set forth in Chapter 8 of the Code as in effect from time to time.

“Documents” means all documents of title and goods evidenced thereby, including without limitation all bills of lading, dock warrants, dock receipts, warehouse receipts and orders for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

“Equipment” means all equipment, machinery, furniture and goods used or usable by Borrower in its business and all other tangible personal property (other than Inventory), and all accessions and additions thereto, including, without limitation, all Fixtures.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“First Perfected” means, with respect to any Lien purported to be created in any Collateral pursuant to this Agreement, such Lien is the most senior lien to which such Collateral is subject (subject only to Liens permitted under the Credit Agreement).

“Fixtures” means all goods which become so related to particular real estate that an interest in such goods arises under any real estate law applicable thereto, including, without limitation, all trade fixtures.

“General Intangibles” means all intangible personal property (other than Accounts) including, without limitation, all contract rights, rights to receive payments of money, choses in action, causes of action, judgments, tax refunds and tax refund claims, patents, trademarks, trade names, copyrights, licenses, franchises, computer programs, software, goodwill, customer and supplier contracts, interests in general or limited partnerships, joint ventures or limited liability companies, reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts, leasehold interests in real or personal property, rights to receive rentals of real or personal property and guarantee and indemnity claims.

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“Investment Property” means stock or other securities, whether certificated or uncertificated, of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person, or any other item which would be classified as an “investment” on a balance sheet of such Person prepared in accordance with GAAP, including any direct or indirect contribution by such Person of property or assets to a joint venture, partnership or other business entity in which such Person retains an interest.

“Instruments” means all negotiable instruments (as defined in §3-104 of the Code as in effect from time to time), certificated and uncertificated securities and any replacements therefor and Stock Rights related thereto, and other writings which evidence a right to the payment of money and which are not themselves security agreements or leases and are of a type which in the ordinary course of business are transferred by delivery with any necessary endorsement or assignment, including, without limitation, all checks, drafts, notes, bonds, debentures, government securities, certificates of deposit, letters of credit, preferred and common stocks, options and warrants.

“Inventory” means all goods held for sale or lease, or furnished or to be furnished under contracts of service, or consumed in Borrower’s business, including without limitation raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, all such goods that have been returned to or repossessed by or on behalf of Borrower, and all such goods released to Borrower or to third parties under trust receipts or similar documents.

“Lender” shall have the meaning set forth in the Preliminary Statement, and each of their respective successors and assigns.

“Obligations” or “Secured Obligations” mean any and all existing and future indebtedness, obligation and liability of every kind, nature and character, direct or indirect, absolute or contingent (including all renewals, extensions and modifications thereof and all fees, costs and expenses incurred by Agent or any Lender in connection with the preparation, administration, collection or enforcement thereof), of Borrower to Agent or any Lender arising under or pursuant to this Security Agreement, the Credit Agreement and the promissory note or notes issued or hereafter issued under the Credit Agreement (including, without limitation, the Obligations as defined in the Credit Agreement.)

“Other Collateral” means any property of Borrower, other than real estate, not included within the defined terms Accounts, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles, Instruments, Inventory, Investment Property, Pledged Deposits and Stock Rights, including, without limitation, all cash on hand and all deposit accounts or other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, it being intended that the Collateral include all property of Borrower other than real estate and other property excluded in Article II herein from the definition of Collateral.

“Person” shall mean an individual, partnership, joint venture, corporation, limited liability company, joint stock company, bank, trust, unincorporated organization and/or a government or any department or agency thereof.

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“Pledged Deposits” means all time deposits of money, whether or not evidenced by certificates, which Borrower may from time to time designate as pledged to Agent, for the benefit of the Lenders, as security for any Obligation, and all rights to receive interest on said deposits.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged Deposits, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Security” has the meaning set forth in Chapter 8 of the Code as in effect from time to time

“Stock Rights” means any securities, dividends or other distributions and any other right or property which Borrower shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which Borrower now has or hereafter acquires any right, issued by an issuer of such securities.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Borrower hereby pledges, assigns and grants to Agent, for the benefit of the Lenders, a security interest in all of Borrower’s right, title and interest in and to the Collateral to secure the prompt and complete payment and performance of the Secured Obligations. Notwithstanding anything herein to the contrary, “Collateral” shall exclude:

(i) any Equipment subject to any Lien securing purchase money Debt or a Capitalized Lease to the extent that such contract, instrument or agreement evidencing such purchase money Debt or Capitalized Lease restricts the granting of a Lien in such Equipment to Agent only for so long as the grant of such security interest shall constitute or result in a breach, termination or default under such contract, instrument or agreement; provided, that, such security interest shall attach immediately and automatically at such time as the restriction ceases to exist by virtue of termination or expiration or such consent has been obtained and provided, further that, the Collateral shall include any and all proceeds arising from such excluded Equipment to the extent such inclusion does not constitute or result in a breach, termination or default under the aforementioned contract;

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(ii) any lease, license or other agreement or contract or any property subject to a purchase money security interest or similar arrangement, in each case permitted to be incurred under the Credit Agreement, to the extent that a grant of a security interest or Lien therein would require a consent not obtained or violate or invalidate such lease, license or agreement or contract or purchase money arrangement or similar arrangement or create a right of termination in favor of any other party thereto (other than Borrower), in each case after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law and other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Agent and the Lenders that:

SECTION 3.1. Title, Authorization, Validity and Enforceability. Borrower has good and valid rights in and title to, or a valid leasehold interest in, the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(f), and has full power and authority to grant to Agent, for the benefit of the Lenders, the security interest in such Collateral pursuant hereto. The execution and delivery by Borrower of this Security Agreement has been duly authorized by proper corporate proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of Borrower and creates a security interest which is enforceable against Borrower in all now owned and hereafter acquired Collateral (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and conveyance or similar laws and general equitable principles affecting the enforcement of creditors' rights generally, regardless of whether considered in a proceeding in equity or at law); provided however, in the case of the certificated pledged securities, when stock certificates representing such pledged securities are delivered to the Agent and in the case of the other Collateral, when financing statements and other filings in appropriate form are filed and other actions are taken, this Agreement shall constitute, and will at all times constitute, security interest which is enforceable against Borrower in all now owned and hereafter acquired Collateral.

SECTION 3.2. Conflicting Laws and Contracts. Neither the execution and delivery by Borrower of this Security Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower or Borrower’s articles or certificate of incorporation or by-laws, the provisions of any indenture, instrument or agreement to which Borrower is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, instrument or agreement (other than any Lien of Agent, for the benefit of the Lenders).

SECTION 3.3. Principal Location. Borrower’s mailing address, and the location of its chief executive office and of the books and records relating to the Receivables, is disclosed in Exhibit A. Borrower has no other places of business except those set forth in Exhibit A. The State in which Borrower was originally, and is still, incorporated is Nevada.

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SECTION 3.4. Property Locations. The Inventory, Equipment and Fixtures are located solely at the locations described in Exhibit A. All of said locations are owned by Borrower except for locations (i) which are leased by Borrower as lessee and designated in Part B of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part C of Exhibit A, with respect to which Inventory Borrower has delivered bailment agreements, warehouse receipts, financing statements or other documents satisfactory to Agent to protect Agent’s security interest in such Inventory.

SECTION 3.5. No Other Names. Except as set forth on Schedule 3.5, Borrower has not conducted business under any name except the name in which it has executed this Security Agreement.

SECTION 3.6. No Default. No Default or Event of Default exists.

SECTION 3.7. Accounts and Chattel Paper. The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper are and will be correctly stated in all records of Borrower relating thereto and in all invoices and reports with respect thereto furnished to Agent by Borrower from time to time in all material respects. As of the time when each Account or each item of Chattel Paper arises, Borrower shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all material respects what they purport to be.

SECTION 3.8. Filing Requirements. None of the Equipment is covered by any certificate of title, except for the vehicles described in Part A of Exhibit B. None of the Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute except for (i) the vehicles described in Part B of Exhibit B and (ii) patents, trademarks and copyrights held by Borrower and described in Part C of Exhibit B. The legal description, county and street address of the property on which any Fixtures are located is set forth in Exhibit C together with the name and address of the record owner of each such property.

SECTION 3.9. No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming Borrower as debtor has been filed in any jurisdiction except (i) financing statements naming Agent, for the benefit of the Lenders, as the secured party, (ii) as described in Exhibit D and (iii) as permitted by Section 4.1(f).

SECTION 3.10. Federal Employer Identification Number. Borrower’s Federal employer identification number is 74-3231613.

SECTION 3.11. Pledged Securities and Other Investment Property. Exhibit E sets forth a complete and accurate list of the Instruments, Securities and other Investment Property delivered to Agent. Borrower is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed on Exhibit E as being owned by it, free and clear of any Liens, except for the security interest granted to Agent, for the benefit of the Lenders, hereunder. Borrower further represents and warrants that (i) all such Instruments, Securities or other types of Investment Property which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument, Security or other type of Investment Property) duly and validly issued, are fully paid and non-assessable and (ii) with respect to any certificates delivered to Agent representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in Article 8 of the Code of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, Borrower has so informed Agent so that Agent may take steps to perfect its security interest therein as a General Intangible.

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SECTION 3.12. Deposit Accounts. Exhibit F sets forth a complete and accurate list of all bank accounts maintained by Borrower with any Person.

ARTICLE IV

COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated:

SECTION 4.1. General.

(a) Inspection. Borrower will permit Agent or any Lender, by its representatives and agents, to inspect the Collateral pursuant to Section 8.14 of the Credit Agreement.

(b) Taxes. Borrower will pay when due all taxes, assessments and governmental charges and levies upon the Collateral, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside and with respect to which no Lien exists.

(c) Records and Reports; Notification of Default. Borrower will maintain complete and accurate books and records with respect to the Collateral, and furnish to Agent or any Lender such records relating to the Collateral as Agent shall from time to time request. Borrower will give prompt notice in writing to Agent of the occurrence of any Default or Event of Default and of any other development, financial or otherwise, which might materially and adversely affect the Collateral.

(d) Financing Statements and Other Actions; Defense of Title. Borrower will execute and deliver to Agent all financing statements and other documents and take such other actions as may from time to time be requested by Agent in order to maintain a First Perfected security interest in and, in the case of Investment Property, Control of, the Collateral. Borrower will take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder or under the Credit Agreement.

(e) Disposition of Collateral. Borrower will not sell, lease or otherwise dispose of the Collateral except dispositions in the ordinary course of business, provided, however, that any such dispositions shall be subject to Section 4.2(b) of the Credit Agreement and at the time of such disposition, no Default or Event of Default exists or would result from such disposition.

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(f) Liens. Borrower will not create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement, (ii) existing Liens described in Exhibit D and (iii) other Liens permitted pursuant to Section 9.2 of the Credit Agreement.

(g) Change in Location or Name. Borrower will not (i) have any material Inventory, Equipment or Fixtures or proceeds or products thereof (other than Inventory and proceeds thereof disposed of as permitted by Section 4.1(e)) at a location other than a location specified in Exhibit A, (ii) maintain records relating to the Receivables at a location other than at the location specified on Exhibit A, (iii) maintain a place of business at a location other than a location specified on Exhibit A, (iv) change its name or taxpayer identification number or (v) change its mailing address, unless Borrower shall have given Agent not less than thirty (30) days’ prior written notice thereof, and Agent shall have determined that such change will not adversely affect the validity, perfection or priority of Agent’s security interest in the Collateral.

(h) Other Financing Statements. Borrower will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except as permitted by Section 4.1(f) or as Agent shall agree to in writing.

SECTION 4.2. Receivables.

(a) Certain Agreements on Receivables. Borrower will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof unless approved by Agent in its reasonable discretion.

(b) Collection of Receivables. Except as otherwise provided in this Security Agreement, but subject to Section 8.21 of the Credit Agreement, Borrower will collect and enforce, at Borrower’s sole expense, all amounts due or hereafter due to Borrower under the Receivables.

(c) Delivery of Invoices. Borrower will deliver to Agent immediately upon its request after the occurrence of a Default or Event of Default duplicate invoices with respect to each Account bearing such language of assignment as Agent shall specify.

(d) Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on a Receivable exists or (ii) if, to the knowledge of Borrower, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to a Receivable, Borrower will disclose such fact to Agent in writing in connection with the inspection by Agent of any record of Borrower relating to such Receivable and in connection with any invoice or report furnished by Borrower to Agent relating to such Receivable.

SECTION 4.3. Inventory and Equipment.

(a) Maintenance of Goods. Borrower will do all things reasonably necessary to maintain, preserve, protect and keep the Inventory and the Equipment in good repair and working and saleable condition.

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(b) Insurance. Borrower will maintain insurance in accordance with Section 8.11 of the Credit Agreement.

(c) Titled Vehicles. Borrower will give Agent notice of its acquisition of any vehicle covered by a certificate of title and deliver to Agent, upon request, the original of any vehicle title certificate and do all things necessary to have the Lien of Agent noted on any such certificate.

SECTION 4.4. Instruments, Securities, Chattel Paper, Documents and Pledged Deposits. Borrower will (i) deliver to Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral (if any then exist), (ii) hold in trust for Agent upon receipt and immediately thereafter deliver to Agent any Chattel Paper, Securities and Instruments constituting Collateral, (iii) upon the designation of any Pledged Deposits (as set forth in the definition thereof), deliver to Agent such Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as Agent shall specify, and (iv) upon Agent’s request, after the occurrence and during the continuance of a Default or Event of Default, deliver to Agent (and thereafter hold in trust for Agent upon receipt and immediately deliver to Agent) any Document evidencing or constituting Collateral.

SECTION 4.5. Uncertificated Securities and Certain Other Investment Property. Borrower will permit Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of Agent granted pursuant to this Security Agreement. Borrower will take any actions necessary to cause (i) the issuers of uncertificated securities which are Collateral and which are Securities and (ii) any financial intermediary other than Agent which is the holder of any Investment Property which is Collateral, to cause Agent to have and retain Control over such Securities or other Investment Property; provided however, unless there shall occur and be continuing an Event of Default, the Agent hereby instructs each such issuer and financial intermediary that it may take instructions from Borrower to the extent not inconsistent with this Agreement. Without limiting the foregoing, Borrower will, with respect to Investment Property held with a financial intermediary other than Agent, cause such financial intermediary to enter into a Control Agreement with Agent in form and substance satisfactory to Agent.

SECTION 4.6. Stock and Other Ownership Interests.

(a) Changes in Capital Structure of Issuers. Borrower will not (i) permit or suffer any issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the Instruments, Securities or other Investment Property in favor of any of the foregoing.

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(b) Issuance of Additional Securities. Borrower will not permit or suffer the issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to issue any such securities or other ownership interests, any right to receive the same or any right to receive earnings, except to Borrower.

(c) Registration of Pledged Securities and other Investment Property. Borrower will permit any Pledged Securities and other Investment Property to be registered in the name of Agent or its nominee at any time following an Event of Default at the option of Agent.

(d) Exercise of Rights in Pledged Securities and other Investment Property. Borrower will permit Agent or its nominee at any time after the occurrence of an Event of Default to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any corporate securities or other ownership interests or Investment Property in or of a corporation, partnership, joint venture or limited liability company constituting Collateral and the Stock Rights as if it were the absolute owner thereof.

SECTION 4.7. Pledged Deposits. Borrower will not withdraw all or any portion of any Pledged Deposit or fail to rollover said Pledged Deposit without the prior written consent of Agent.

SECTION 4.8. Deposit Accounts. Borrower will enter into a control agreement regarding any deposit account of Borrower maintained with a bank or financial institution pursuant to which such bank or financial institution acknowledges the security interest of Agent, for the benefit of Lenders, in such bank account, and agrees to comply with instructions originated by Agent after the occurrence of an Event of Default directing disposition of the funds in such bank account without further consent from Borrower, and agrees to subordinate and limit any security interest such bank may have in such bank account on terms satisfactory to Agent.

SECTION 4.9. Federal, State or Municipal Claims. Borrower will notify Agent of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is expressly restricted by federal, state or municipal law in a manner that would not permit Agent to obtain a Security Interest therein under the Code.

ARTICLE V

DEFAULT

SECTION 5.1. Default. The occurrence of any one or more of the following events shall constitute a default:

(a) any representation, warranty, certification or statement made or deemed to have been made by Borrower in this Security Agreement, shall prove to have been incorrect in any material respect when made;

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(b) any covenant, agreement or condition contained in this Security Agreement is not fully and timely performed, observed or kept in all material respects;

(c) the occurrence of any “Event of Default” under, and as defined in, the Credit Agreement; and

(d) any limited partnership interests or ownership interests in a limited liability company which are included within the Collateral shall at any time constitute a Security or the issuer of any such interests shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to Agent and such Security is properly defined as such under Article 8 of the Code of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) Agent has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the Code of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

SECTION 5.2. Acceleration and Remedies. Upon the acceleration of the Obligations under the Credit Agreement, the Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and Agent, upon the written instruction of the Majority Lenders, may exercise any or all of the following rights and remedies:

(a) Those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document, provided that this Section 5.2(a) shall not be understood to limit any rights or remedies available to Agent or the Lenders prior to a Default or Event of Default.

(b) Those rights and remedies available to a secured party under the Code (whether or not the Code applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement.

(c) Without notice except as specifically provided in Section 7.1 or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as Agent may deem commercially reasonable.

SECTION 5.3. Borrower’s Obligations Upon Default. Upon the request of Agent after the occurrence of an Event of Default, Borrower will:

(a) Assembly of Collateral. Assemble and make available to Agent the Collateral and all records relating thereto at any place or places specified by Agent.

(b) Secured Party Access. Permit Agent, by Agent’s representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

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SECTION 5.4. License. Agent, for the benefit of the Lenders, is hereby granted a license or other right to use, following the occurrence and during the continuance of a Default or Event of Default, without charge, Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of a Default or Event of Default, Borrower’s rights under all licenses and all franchise agreements shall inure to Agent’s benefit, for the benefit of the Lenders. In addition, Borrower hereby irrevocably agrees that Agent, upon the written instruction of the Majority Lenders, may, following the occurrence and during the continuance of an Event of Default, sell any of Borrower’s Inventory directly to any Person, including without limitation Persons who have previously purchased Borrower’s Inventory from Borrower and in connection with any such sale or other enforcement of Agent’s and Lenders’ rights under this Agreement, may sell Inventory which bears any trademark owned by or licensed to Borrower and any Inventory that is covered by any copyright owned by or licensed to Borrower and Agent may finish any work in process and affix any trademark owned by or licensed to Borrower and sell such Inventory as provided herein.

ARTICLE VI

WAIVERS, AMENDMENTS AND REMEDIES

No delay or omission of Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by Agent and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to Agent and the Lenders until the Secured Obligations have been paid in full.

ARTICLE VII

GENERAL PROVISIONS

SECTION 7.1. Notice of Disposition of Collateral. Borrower hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to Borrower, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.

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SECTION 7.2. Compromises and Collection of Collateral. Borrower and Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectable in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, Borrower agrees that Agent may at any time and from time to time, if an Event of Default has occurred and is continuing and upon the written instruction of the Majority Lenders, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as Agent in its sole discretion shall determine or abandon any Receivable, and any such action by Agent shall be commercially reasonable so long as Agent acts in good faith based on information known to it at the time it takes any such action.

SECTION 7.3. Secured Party Performance of Borrower Obligations. Without having any obligation to do so, Agent may perform or pay any obligation which Borrower has agreed to perform or pay in this Security Agreement and Borrower shall reimburse Agent for any amounts paid by Agent pursuant to this Section 7.3. Borrower’s obligation to reimburse Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

SECTION 7.4. Authorization for Secured Party to Take Certain Action. Borrower irrevocably authorizes Agent at any time and from time to time in the sole discretion of Agent and appoints Agent as its attorney in fact (i) to file such financing statements and financing statement amendments, without notice to Borrower, in all jurisdictions Agent deems appropriate necessary or desirable in Agent’s sole discretion to perfect and to maintain the perfection and priority of Agent’s security interest in the Collateral, (ii) to indorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give Agent Control over such Securities or other Investment Property, (v) subject to the terms of Section 8.21 of the Credit Agreement, to enforce payment of the Receivables in the name of Agent or Borrower, (vi) to apply the proceeds of any Collateral received by Agent to the Secured Obligations in such order as Agent shall determine in its sole discretion, and (vii) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), and Borrower agrees to reimburse Agent on demand for any payment made or any expense incurred by Agent in connection therewith, provided that this authorization shall not relieve Borrower of any of its obligations under this Security Agreement or under the Credit Agreement.

SECTION 7.5. Specific Performance of Certain Covenants. Borrower acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(e), 4.1(f), 4.4, 5.3, or 7.7 will cause irreparable injury to Agent and the Lenders, that neither Agent nor any Lender has any adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Agent and the Lenders to seek and obtain specific performance of other obligations of Borrower contained in this Security Agreement, that the covenants of Borrower contained in the Sections referred to in this Section 7.5 shall be specifically enforceable against Borrower.

SECURITY AGREEMENT (Lilis Energy, Inc.)	Page 13

SECTION 7.6. Use and Possession of Certain Premises. Upon the occurrence of an Event of Default, Agent shall be entitled to occupy and use any premises owned or leased by Borrower where any of the Collateral or any records relating to the Collateral are located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without any obligation to pay Borrower for such use and occupancy.

SECTION 7.7. Dispositions Not Authorized. Borrower is not authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(e) and notwithstanding any course of dealing between Borrower, Agent and the Lenders or other conduct of Agent or any Lender, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(e)) shall be binding upon Agent or any Lender unless such authorization is in writing signed by the Majority Lenders.

SECTION 7.8. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of Borrower, Agent and the Lenders and their respective successors and assigns, except that Borrower shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Majority Lenders.

SECTION 7.9. Survival of Representations. All representations and warranties of Borrower contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

SECTION 7.10. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by Borrower, together with interest and penalties, if any. Borrower shall reimburse Agent and any Lender for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of Agent or any Lender) paid or incurred by Agent or any Lender in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by Borrower in the performance of actions required pursuant to the terms hereof shall be borne solely by Borrower.

SECTION 7.11. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

SECTION 7.12. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of any Lender which would give rise to any Secured Obligations are outstanding. Upon the occurrence of the events specified in the preceding sentence, the Collateral shall be released from the Liens created hereby, and this Security Agreement and all obligations (other than those expressly stated to survive such termination) of Agent and Borrower hereunder shall terminate, all without delivery of any instrument or any further action by any party, and all rights to the Collateral shall revert to Borrower. Upon any such termination, the Agent shall deliver to Borrower any Collateral held by the Agent hereunder, and execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination, all at Borrower’s sole cost and expense.

SECURITY AGREEMENT (Lilis Energy, Inc.)	Page 14

SECTION 7.13. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between Borrower, Agent and the Lenders relating to the Collateral and supersedes all prior agreements and understandings between Borrower, Agent and the Lenders relating to the Collateral.

SECTION 7.14. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS AND THE UNITED STATES OF AMERICA.

ARTICLE VIII

NOTICES

SECTION 8.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Section 11.4 of the Credit Agreement.

SECTION 8.2. Change in Address for Notices. Each of Borrower and Agent may change the address for service of notice upon it by a notice in writing to the other parties or as otherwise permitted by the Credit Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SECURITY AGREEMENT (Lilis Energy, Inc.)	Signature Page

IN WITNESS WHEREOF, Borrower and Agent have executed this Security Agreement as of the date first above written.

BORROWER:

LILIS, INC.,
a Delaware corporation

By:	/s/ Abraham Mirman
Name:	Abraham Mirman
Title:	CEO

AGENT:

HEARTLAND BANK,
an Arkansas state bank

By:	/s/ Phil Thomas
Name:	Phil Thomas
Title:	CLO/EVP

SECURITY AGREEMENT (Lilis Energy, Inc.)	Page 16

SCHEDULE 3.5

Recovery Energy, Inc.

Universal Holdings, Inc.

SECURITY AGREEMENT (Lilis, Inc.)	Page 17

EXHIBIT A

(See Sections 3.3, 3.4, and 4.1(g) of Security Agreement)

Principal Place of Business and Mailing Address:

1900 Grant Street, Suite #720, Denver, CO, 80203

Location(s) of Receivables Records (if different from Principal Place of Business above):

20 Broadhollow Road, Suite 3011B, Melville, NY, 11747

Locations of Inventory and Equipment and Fixtures:

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #
10003	Palmco, CW Palm Farms & Charles Wayne Palm	Edward Mike Davis, LLC	17	57	18	Lots 1(49.46), 2(49.73), NE, E2NW, less 86.83, SE less 52.59	Banner, NE	2158	1331-1334
			17	57	19	Lots 1(50.39), 2(50.73), E2NW	Banner, NE
			17	57	20	All	Banner, NE

10004	Banner Farms, LLC	Edward Mike Davis, LLC	17	58	4	Lots 3(42.93), 4(42.96), S/2NW/4	Banner, NE	132	238-240

10016	Palm-Egle Land Company a/k/a Gust of Wind	Edward Mike Davis, LLC	17	58	8	SW	Banner, NE	131	173-176
			17	58	18	Lot 1(49.46), Lot 2(49.73),E/2NE	Banner, NE

10018	May, Judith Ann	Edward Mike Davis, LLC	15	60	28	All	Laramie, WY	2159	466-468
			17	58	9	All	Banner, NE

10019	May, Shirley	Edward Mike Davis, LLC	15	60	28	All	Laramie, WY	2161	385-387
			17	58	9	All	Banner, NE

10020	Stevens, Wilda May	Edward Mike Davis, LLC	15	60	28	All	Laramie, WY	2161	367-369
			17	58	9	All	Banner, NE

10021	Young, James S. Jr.	Edward Mike Davis, LLC	17	58	10	NW	Banner, NE	132	464-466

10025	Young, Donald J. and Clarissa (Tstee of Robert Gary Young & William Thomas Young Trusts)	Edward Mike Davis, LLC	17	58	28	NE/4NE/4, E/2SE/4, SW/4SE/4, S/2SW/4	Banner, NE	132	244-246

10031	Vrtatko Inc., Etal	Edward Mike Davis, LLC	18	58	1	Lots 3(39.80), 4(39.72), S2NW, SW	Banner, NE	132	301-304
			18	58	2	All	Banner, NE

SECURITY AGREEMENT (Lilis, Inc.)	Page 18

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #
			18	58	3	SE	Banner, NE
			18	58	4	W2E2, W2	Banner, NE
			18	58	5	Lots 1(36.65), 2(36.51), S2NE, SE (aka "E2")	Banner, NE
			18	58	7	Lots 1(31.82), 2(31.82), 3(31.82), 4(31.82), E2E2	Banner, NE
			18	58	8	S/2	Banner, NE
			18	58	9	NE, S2	Banner, NE
			18	58	10	All	Banner, NE
			18	58	11	All	Banner, NE
			18	58	12	NW	Banner, NE
			18	58	14	W2	Banner, NE
			18	58	15	All	Banner, NE
			18	58	17	NE	Banner, NE
			18	58	21	A five acre tract in NE/4NE/4	Banner, NE
			18	58	22	N2	Banner, NE
			18	58	23	All	Banner, NE
			18	58	24	W2E2, W2	Banner, NE
			19	57	31	All	Banner, NE
			19	58	28	S2	Banner, NE
			19	58	29	All	Banner, NE
			19	58	30	Lots 1(32.26), 2(32.61), 3(32.96), 4(33.31), E2E2	Banner, NE
			19	58	31	Lots 1(33.41), 2(33.24), 3(33.06), 4(32.81), E2E2	Banner, NE
			19	58	32	All	Banner, NE

10032	3 P Ranch, LLC	Edward Mike Davis, LLC	20	62	23	E2NE	Goshen, WY	132	452-454
			20	62	24	part of the W2NE, NW, S2	Goshen, WY
			18	58	3	Lots 1(38.34), 2(38.07), S2NE, SW	Banner, NE
			18	58	4	Lot 1(37.31), SENE, E2SE	Banner, NE

10033	Dunn, James Wayne	Edward Mike Davis, LLC	18	58	3	Lots 3(37.80), 4(37.53), S2NW	Banner, NE	133	149-151

10034	Conger, Larry B. and Nancy E.	Edward Mike Davis, LLC	18	58	5	Lots 3(36.37), 4(36.23), S2NW, SW	Banner, NE	132	385-387
			18	58	6	Lots 1(36.08), 2(29.45), 3(32.53), 4(32.29), 5(32.04), SENE, E2SE	Banner, NE
			18	58	8	N2N2	Banner, NE

SECURITY AGREEMENT (Lilis, Inc.)	Page 19

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10035	Anderson, Charles, E.	Edward Mike Davis, LLC	18	58	8	S2N2	Banner, NE	2080	1136-1138
			18	58	9	NW	Banner, NE
			18	58	28	ALL	Banner, NE
			18	58	29	E2, E2E2NW, SW	Banner, NE

10041	Two Kings Farms LLC	Edward Mike Davis, LLC	18	58	21	All	Banner, NE	132	360-362

10047	Person, Richard A. & Louise E.	Edward Mike Davis, LLC	18	58	31	Lots 1(33.04), Lot 2(33.01),Lot 3(32.98), Lot 4(32.95), E2E2	Banner, NE	131	339-341

10048	Malm, Lee R. and Charlene R.	Edward Mike Davis, LLC	18	58	32	All	Banner, NE
			18	58	33	45.117 acres in the W 1/3	Banner, NE

10052	Lerwick, Alton C. and Elinor	Edward Mike Davis, LLC	19	57	34	E2	Banner, NE	132	402-404

10054	Round House Farm & Ranch, LC	Edward Mike Davis, LLC	19	58	3	Lots 1(40.99), 2(41.23), S2NE	Banner, NE	132	417-419
			20	58	34	S2	Banner, NE

10055	Nighsonger, Charles Galen	Edward Mike Davis, LLC	19	58	6	Lots 4(30.35), 5(35.03), E2SE	Banner, NE	789	111
			19	58	7	Lots 1(30.17), 2(30.24), E2NE	Banner, NE
			19	60	10	N2	Goshen, WY

10056	Nighsonger, Dennis	Edward Mike Davis, LLC	19	58	6	Lots 4(30.35), 5(35.03), E2SE	Banner, NE	789	207
			19	58	7	Lots 1(30.17), 2(30.24), E2NE	Banner, NE
			19	60	10	N2	Goshen, WY

10057	Nighswonger, Wendell & Anna R.	Edward Mike Davis, LLC	19	58	6	Lots 4(30.35), 5(35.03), E2SE	Banner, NE	789	206
			19	58	7	Lots 1(30.17), 2(30.24), E2NE	Banner, NE
			19	60	10	N2	Goshen, WY

10058	Pile, Elaine A. & Robert E.	Edward Mike Davis, LLC	19	58	6	NE	Banner, NE	132	348-350
			20	58	29	W2	Banner, NE
			20	58	30	E2	Banner, NE
			20	58	31	E2	Banner, NE

10059	Round House Farm and Ranch, LC	Edward Mike Davis, LLC	19	58	6	Lots 4(30.35), 5(35.03), E2SE	Banner, NE	132	405-407
			19	58	7	Lots 1(30.17), 2(30.24), E2NE	Banner, NE

SECURITY AGREEMENT (Lilis, Inc.)	Page 20

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10060	Ward, Norma LaVonne	Edward Mike Davis, LLC	19	58	6	Lots 4(30.35), 5(35.03), E2SE	Banner, NE	789	105
			19	58	7	Lots 1(30.17), 2(30.24), E2NE	Banner, NE
			19	60	10	N2	Goshen, WY

10061	Ackerson, Elva O.	Edward Mike Davis, LLC	19	58	11	S2SW	Banner, NE	132	461-463
			19	58	14	All	Banner, NE
			19	58	23	NE	Banner, NE
			19	58	24	N2, SW	Banner, NE

10062	Fickel Family Ltd Partnership	Edward Mike Davis, LLC	19	58	18	Lots 3(31.07), 4(31.34), E2SE	Banner, NE	789	108
			19	58	19	NE, W2SE, SESE	Banner, NE
			19	60	10	SE	Goshen, WY
			19	60	15	All, Less NWSE	Goshen, WY
			19	60	21	SW, S2SE	Goshen, WY
			19	60	22	NWNW, S/2N/2, S/2SW, SE	Goshen, WY
			19	60	27	All, Less NWSE	Goshen, WY
			19	60	28	NW	Goshen, WY
			19	60	33	E2NE	Goshen, WY
			19	60	34	N2S2, S2NE, E2SE	Goshen, WY

10063	Pleasant Valley Land, Inc.	Edward Mike Davis, LLC	20	57	30	SE	Banner, NE	132	357-359
			20	57	31	All	Banner, NE
			20	58	26	W2	Banner, NE
			20	58	13	SE	Banner, NE

10064	Clearview Dairy, Inc.	Edward Mike Davis, LLC	20	58	19	E2	Banner, NE	132	345-347
			20	58	20	All	Banner, NE
			20	58	21	W2	Banner, NE
			20	58	23	NW	Banner, NE

10065	Bolin, Douglas R.	Edward Mike Davis, LLC	20	58	23	SW	Banner, NE	132	354-356
			20	58	25	W2, less tract in SW	Banner, NE
			20	58	26	E2	Banner, NE

SECURITY AGREEMENT (Lilis, Inc.)	Page 21

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10066	Sundin, Milton L. & Joan A. (Sundin Living Trust)	Edward Mike Davis, LLC	20	58	23	E2	Banner, NE	132	351-353
			20	58	24	All	Banner, NE
			20	58	25	E2	Banner, NE

10067	Round House Farm and Ranch, LC	Edward Mike Davis, LLC	20	58	33	NE, S2	Banner, NE	123	414-416

10068	Round House Farm and Ranch, LC	Edward Mike Davis, LLC	20	58	34	N2	Banner, NE	132	411-413

10069	Coggins, Arnold & Jo Ann	Morgan Oil Company	6S	64W	10	W2SE	Elbert, CO		234816

10070	Rasmussen, Henry A. & Harriett	Morgan Oil Company	6S	64W	10	W2SE	Elbert, CO		234131

10071	Rasmussen, Raymond F. & Della	Morgan Oil Company	6S	64W	10	W2SE	Elbert, CO		234130

10072	Sullivan, Martha M.	Morgan Oil Company	6S	64W	10	W2SE	Elbert, CO		2341132

10073	Warner, Mildred Mae Family Trust	Edward Mike Davis, LLC	19	60	2	Lots 1(0.91), 3(4.55), 4(6.37), except 1.25 acres…	Goshen, WY	789	110
			19	60	3	Lots 1(42.12), 2(42.57), 3(43.03), 4(43.49), except 1.65 acres……	Goshen, WY
			19	60	4	Lots 1(43.83), 2(44.05), SE	Goshen, WY
			19	60	9	NE4	Goshen, WY
			20	60	27	Lots 1(41.47), 2(41.44), 3(41.44), 4(41.46), W2NE	Goshen, WY
			20	60	28	S2SE	Goshen, WY
			20	60	33	NE, N2SE	Goshen, WY
			20	60	34	Lots 1(41.13), 2(40.80), 3(40.47), 4(40.14), S2SW, W2SE	Goshen, WY

10074	Ward, Robert L. & Nina J.	Edward Mike Davis, LLC	19	60	10	NE, 18.26 acres lying in the NW	Goshen, WY	789	106

10075	Nighsonger, Wendell & Anna R.	Edward Mike Davis, LLC	19	61	1	Lots 3(42.00), 4(42.80), N2SW, S2NW	Goshen, WY	793	79
			19	61	2	Lot 1(43.31), NESE, SENE, W2NW, W2SE, E2SW	Goshen, WY

10076	Double D Kaufman Company	Edward Mike Davis, LLC	20	60	4	SWSE	Goshen, WY	793	80
			20	60	8	NENE, S2NE, E2SW, SE	Goshen, WY
			20	60	9	All	Goshen, WY
			20	60	10	SENE, N2NW, SWNW, NWSW, E2SE	Goshen, WY
			20	60	15	Lot 1(41.30)	Goshen, WY

SECURITY AGREEMENT (Lilis, Inc.)	Page 22

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10077	Jones, Raymond E. & Elizabeth P.	Edward Mike Davis, LLC	20	60	10	SWNE, SENW, NESW, S2SW, W2SE	Goshen, WY	789	109
			20	60	15	NWNE, NWNW, W2SW, SESW, SWSE	Goshen, WY
			20	60	17	SWNW, S2	Goshen, WY
			20	60	18	E2SWNE, E2NWSE, E2SE	Goshen, WY
			20	60	20	N2NE, E2SW, S2SE	Goshen, WY
			20	60	21	E2, N2NW, E2SW	Goshen, WY
			20	60	22	Lots 1(41.10), 2(41.12), W2NE, W2NW, NWSW	Goshen, WY
			20	60	27	S2NW, SW, W2SE	Goshen, WY
			20	60	28	W2, N2SE	Goshen, WY
			20	60	29	N2SE	Goshen, WY
			20	60	33	N2NW	Goshen, WY
			20	60	34	NW, N2SW, E2NE	Goshen, WY

10078	Ward, Robert L. & LaVonne	Edward Mike Davis, LLC	20	61	30	7 acres lying in the SWSW	Goshen, WY	789	205
			20	62	25	S2SW, SWSE	Goshen, WY

10079	Kaufman, Paul	Edward Mike Davis, LLC	20	62	4	Lots 1(53.75), 2(52.97), 3(52.19), 4(51.40), S2N2, SW	Goshen, WY	789	81

10081	Round House Farm & Ranch	Edward Mike Davis, LLC	21	60	22	Lots 3(38.28), 4(38.26), W2SE, SW, being all of the S2	Goshen, WY	793	4

1082	McCallan, Eric Alan & Christop	Recovery Energy, Inc.	25N	62W	7	N/2NE, SENE, NESE	Goshen, WY	814	911945
			25N	62W	8	N/2NW, SWNW, NWSW	Goshen, WY
			25N	62W	16	SW	Goshen, WY
			25N	62W	20	SESE, THE EAST 2 RODS OF THE NESE.	Goshen, WY
			25N	62W	26	NW	Goshen, WY
			25N	62W	28	SWNW, W/2SW	Goshen, WY
			25N	62W	29	E/2E/2	Goshen, WY
			25N	62W	32	N/2NE	Goshen, WY
			25N	63W	18	LOTS 1-4	Goshen, WY
			25N	64W	11	W/2SE	Goshen, WY
			25N	64W	13	E/2, E/2W/2	Goshen, WY
			25N	64W	14	LOTS 1-3, 5-7, W/2NE, W/2, NWSE	Goshen, WY
			25N	64W	23	LOTS 3-4, 7-8, NWNE, N/2NW, NWSE	Goshen, WY
			25N	64W	24	NWSW	Goshen, WY

SECURITY AGREEMENT (Lilis, Inc.)	Page 23

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

1083	Crossed Arrows Ranch, Inc.	Recovery Energy, Inc.	26N	62W	1	LOTS 3-4, S/2NW, SW	Goshen, WY	812	911047
			26N	62W	2	LOTS 1-4, S/2N/2, S2	Goshen, WY
			26N	62W	3	LOTS 1-2, S/2NE	Goshen, WY
			27N	61W	31	LOTS 1-4, E/2W/2	Goshen, WY
			27N	62W	7	LOT 4	Goshen, WY
			27N	62W	15	SW, N/2SE	Goshen, WY
			27N	62W	17	SWNE, NWNW, S/2NW, S/2	Goshen, WY
			27N	62W	18	Lots 1, 4, N/2NE, SENE, E/2NW, NESW, NESE	Goshen, WY
			27N	62W	19	LOT 1	Goshen, WY
			27N	62W	20	NWNE, NENW	Goshen, WY
			27N	62W	21	SENE, E/2SE	Goshen, WY
			27N	62W	22	W/2, W/2SE	Goshen, WY
			27N	62W	25	W/2	Goshen, WY
			27N	62W	26	ALL	Goshen, WY
			27N	62W	27	E/2, N/2NW	Goshen, WY
			27N	62W	28	NE, SESW, SE	Goshen, WY
			27N	62W	29	S/2SW, SWSE	Goshen, WY
			27N	62W	30	SESE	Goshen, WY
			27N	62W	32	NW	Goshen, WY
			27N	62W	34	N/2NE	Goshen, WY
			27N	62W	35	N/2NE, W/2, SE	Goshen, WY
			27N	63W	11	SESW, SWSE	Goshen, WY
			27N	63W	12	LOT 4, S/2SW, SWSE	Goshen, WY
			27N	63W	13	LOT 1, W/2NW, SW, SESE	Goshen, WY
			27N	63W	14	NWNE, S/2NE, NENW, N/2SE	Goshen, WY
			27N	63W	23	E/2SE	Goshen, WY
			27N	63W	24	NE, SW, NW	Goshen, WY
			27N	63W	25	W/2	Goshen, WY
			27N	63W	26	NENE, S/2NE, SW, NWSE, S/2SE	Goshen, WY
			27N	63W	27	S/2SE	Goshen, WY

SECURITY AGREEMENT (Lilis, Inc.)	Page 24

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10084	Vrtatko, Inc.	Edward Mike Davis, LLC	14	54	29	W2, W2SE	Kimball, NE	209	430-434
			13	54	5	N2, SW	Kimball, NE
			13	54	6	All	Kimball, NE
			13	54	7	All	Kimball, NE
			13	54	17	SE	Kimball, NE
			13	54	22	NE, NW, S2	Kimball, NE
			13	55	1	All	Kimball, NE
			13	55	11	All	Kimball, NE
			13	55	12	All	Kimball, NE
			14	54	30	All	Kimball, NE
			14	54	31	All	Kimball, NE
			14	54	32	All	Kimball, NE
			14	54	33	All	Kimball, NE
			15	55	29	A 3.627 tract om SWNW	Kimball, NE

10085	Irwin, Thomas W. (Ttee of the Thomas W. Irwin Family Trust)	Edward Mike Davis, LLC	16	60	32	NW, less 5.0 acres in NWNW	Laramie, WY	2161	435-437

10086	Mays, Judith J.	Edward Mike Davis, LLC	15	56	1	Lots 1(40.28),2(40.29),3(40.30),4(40.31) S2N2, S2	Kimball, NE	207	16-18
			15	56	3	ALL, less N2NWNW	Kimball, NE

10087	Payne, Marian J.	Edward Mike Davis, LLC	15	56	1	Lots 1(40.28),2(40.29),3(40.30),4(40.31), S2N2, S2	Kimball, NE	206	487-489
			15	56	3	ALL, less N2NWNW	Kimball, NE

10089	Bingaman, Rita J. & Gary P.	Edward Mike Davis, LLC	15	56	3	ALL, less N2 Lot 4	Kimball, NE	206	29-32
		Edward Mike Davis, LLC	15	56	4	Lots 3, 4, S/2NW/4, (ada NW/4)	Kimball, NE
		Edward Mike Davis, LLC	15	56	5	Lots 1, 2, S/2NE/4 (ada NE/4)	Kimball, NE

10090	Knigge, Marla (fka Marla Teasley)	Edward Mike Davis, LLC	15	56	3	ALL, less N2 Lot 4	Kimball, NE	208	769-771

10091	Knigge, Steven	Edward Mike Davis, LLC	15	56	3	ALL, less N2 Lot 4	Kimball, NE	208	763-765

10092	McDowall, Linda	Edward Mike Davis, LLC	15	56	3	ALL, less N2 Lot 4	Kimball, NE	208	766-768

10093	Smith, William O. & Rita Marie	Edward Mike Davis, LLC	15	56	3	ALL, less N2 Lot 4	Kimball, NE	206	33-36
			15	56	4	Lots 3, 4, S/2NW/4, (ada NW/4)	Kimball, NE
			15	56	5	Lots 1, 2, S/2NE/4 (ada NE/4)	Kimball, NE

SECURITY AGREEMENT (Lilis, Inc.)	Page 25

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10094	Soper, Mary L.	Edward Mike Davis, LLC	15	56	3	ALL, less N2 Lot 4	Kimball, NE	208	760-762

10099	Dalton, Bruce J.	Edward Mike Davis, LLC	15	56	6	N/2	Kimball, NE	206	755-757

10100	Dalton, Catherine M.	Edward Mike Davis, LLC	15	56	6	N/2	Kimball, NE	206	739-741

10101	Dalton-Taylor, Barbara J.	Edward Mike Davis, LLC	15	56	6	N/2	Kimball, NE	208	578-580

10102	Fanganello, Beverly S.	Edward Mike Davis, LLC	15	56	6	N/2	Kimball, NE	206	733-735

10103	Irwin, Laura	Edward Mike Davis, LLC	15	56	6	S/2	Kimball, NE	206	745-747

10104	Kosch, Daniel G.	Edward Mike Davis, LLC	15	56	6	S/2	Kimball, NE	206	736-738

10105	Kosch, Gregory J.	Edward Mike Davis, LLC	15	56	6	S/2	Kimball, NE	206	748-750

10106	Kosch, John J. (Trustee of the John J. Kosch Trust, dated 6-1-1998	Edward Mike Davis, LLC	15	56	6	S/2	Kimball, NE	206	742-744

10107	Lukassen, Frances Mary	Edward Mike Davis, LLC	15	56	7	ALL	Kimball, NE	206	752-754
			15	56	18	E/2	Kimball, NE

10114	Booker, Mary Joyce	Edward Mike Davis, LLC	15	58	20	A Tract in the N2	Kimball, NE	210	395-398

10116	Cutler, Robert E. and Joanne S.	Edward Mike Davis, LLC	15	59	1	Lots 3,4, S2NW, SW	Kimball, NE	210	14-17

10117	Jessen, Ronald S. and Brenda L.	Edward Mike Davis, LLC	15	59	1	Lots 1, 2, S2NE, SE	Kimball, NE	209	538-541

10118	Jessop, Roger	Edward Mike Davis, LLC	15	59	2	Lots 1-4	Kimball, NE	210	7-9
			16	59	26	Tract in Lots 1 and 2	Kimball, NE

10119	Jessen, Jimmy Lee and Gwen Lynn	Edward Mike Davis, LLC	15	59	11	Lots 1-4	Kimball, NE	2159	460-462

10120	Jessen, Terry Lynn and Katherine J.	Edward Mike Davis, LLC	15	59	11	Lots 1-4	Kimball, NE	2159	463-464

10121	Willoughby, Jeff and Marnie	Edward Mike Davis, LLC	15	59	11	Lots 1-4	Kimball, NE	210	10-13

SECURITY AGREEMENT (Lilis, Inc.)	Page 26

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10122	Gardner Bros Partnership	Edward Mike Davis, LLC	15	59	26	Lots 1-4	Kimball, NE	2159	475-477
			15	59	35	Lots 1-4	Kimball, NE
			15	60	26	Lots 1 (35.04), 2 (35.12), 3 (35.20), 4 (36.27), W2W2 (aka "All)	Laramie, WY
			15	60	34	E2, less 18.45	Laramie, WY
			15	60	35	Lots 1 (34.63), 2 (34.89), 3 (35.15), 4(35.42), W2W2	Laramie, WY

10124	Langseth, Eric Craig and Carla Marie	Edward Mike Davis, LLC	15	59	26	Lots 1-4	Kimball, NE	2159	478
			15	59	35	Lots 1-4	Kimball, NE
			15	60	26	Lots 1 (35.04), 2 (35.12), 3 (35.20), 4 (36.27), W2W2 (aka "All)	Laramie, WY
			15	60	34	E2, less 18.45	Laramie, WY
			15	60	35	Lots 1 (34.63), 2 (34.89), 3 (35.15), 4(35.42), W2W2	Laramie, WY

10125	Wilkerson,Janice Leah	Edward Mike Davis, LLC	15	59	26	Lots 1-4	Kimball, NE	2181	1512
			15	59	35	Lots 1-4	Kimball, NE
			15	60	26	Lots 1 (35.04), 2 (35.12), 3 (35.20), 4 (36.27), W2W2 (aka "All)	Laramie, WY
			15	60	34	E2, less 18.45	Laramie, WY
			15	60	35	Lots 1 (34.63), 2 (34.89), 3(35.15), 4(35.42), W2W2	Laramie, WY

10130	Antelope Energy Company. LLC	Edward Mike Davis, LLC	16	56	34	S2, less S1/2SWSW	Kimball, NE	206	647-650

10133	Anderson Livestock Inc.	Edward Mike Davis, LLC	16	58	17	SE	Kimball, NE	2158	1303-1305
			16	59	17	SE	Kimball, NE
			16	59	11	Lots 1-4	Kimball, NE
			16	59	14	Lots 1-4, in SE, except 14.50 acres.	Kimball, NE
			16	59	26	South 2/3 (Lots 1-4, except tract in lots 1 and 2)	Kimball, NE
			16	60	11	Lots 1(34.12), 2(34.15), 3(34.17), 4(34.19)	Laramie, WY
			16	60	14	Lots 1(34.25), 2(34.35), 3(34.45), 4(34.55)	Laramie, WY
			16	60	15	NW	Laramie, WY
			16	60	22	SE	Laramie, WY
			16	60	23	North 130 acres of the W2	Laramie, WY

10134	Freeburg, Travis J. and Natalie	Edward Mike Davis, LLC	16	58	17	SE	Kimball, NE	209	684-687

SECURITY AGREEMENT (Lilis, Inc.)	Page 27

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10135	Knigge, Alice	Edward Mike Davis, LLC	16	58	20	All	Kimball, NE	210	4-6

10136	West, Rex E., Trustee of the Rex E. West Trust	Evertson Energy Partners, LLC	16	58	22	All	Kimball, NE	209	542-544

10137	Freeburg, Ray and Kathy	Edward Mike Davis, LLC	16	58	23	All, Less 21.533 acres in SENE	Kimball, NE	?	794-796
			16	59	13	SW	Kimball, NE
			16	59	25	E2, less 10.418 in S2SE	Kimball, NE

10139	West, Rex E., Trustee of the Rex E. West Trust	Evertson Energy Partners, LLC	16	58	26	All	Kimball, NE	209	548-550

10140	Lockood, Jack E. and Joan L.	Evertson Energy Partners, LLC	16	58	27	All	Kimball, NE	209	567-568

10141	Lockood, Scott E. and Susan L.	Evertson Energy Partners, LLC	16	58	27	All	Kimball, NE	209	545-547

10142	Duclo, Rhonda Marie	Edward Mike Davis, LLC	16	58	29	E2	Kimball, NE	210	1-3

10143	Freeburg, Troy and Lorretta	Edward Mike Davis, LLC	16	58	29	W2	Kimball, NE	209	797-800

10144	Canaday, Ralph & Judith	Edward Mike Davis, LLC	16	58	30	SE	Kimball, NE	211	146-148

10145	Corum, Jean Wolf	Edward Mike Davis, LLC	16	58	30	SE	Kimball, NE	211	718-721

10146	Harner, Lori	Edward Mike Davis, LLC	16	58	30	SE	Kimball, NE	211	714-717

10147	Wolf, David	Edward Mike Davis, LLC	16	58	30	SE	Kimball, NE	211	394-396

10148	Wolf, Robert	Edward Mike Davis, LLC	16	58	30	SE	Kimball, NE	211	391-393

10150	Sannes, Jill	Edward Mike Davis, LLC	16	58	31	Lots 1, 2, 3, 4, E2, E2W2	Kimball, NE	210	107-109
			16	59	24	N2, SW	Kimball, NE

10151	Sannes, Kimberly	Edward Mike Davis, LLC	16	58	31	Lots 1, 2, 3, 4, E2, E2W2	Kimball, NE	210	101-103
			16	59	24	N2, SW	Kimball, NE	210	101-103

10153	Sannes, Stephen	Edward Mike Davis, LLC	16	58	31	Lots 1, 2, 3, 4, E2, E2W2	Kimball, NE	210	104-106
			16	59	24	N2, SW	Kimball, NE	210	104-106

10154	Satterthwaite, R. Jolene	Edward Mike Davis, LLC	16	59	24	N2, SW	Kimball, NE	210	95-97

SECURITY AGREEMENT (Lilis, Inc.)	Page 28

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10155	Tinsley, Stacey	Edward Mike Davis, LLC	16	58	31	Lots 1, 2, 3, 4, E2, E2W2	Kimball, NE	210	110-112
			16	59	24	N2, SW	Kimball, NE	210	110-112

10156	Werlich, Kelly	Edward Mike Davis, LLC	16	58	31	Lots 1, 2, 3, 4, E2, E2W2	Kimball, NE	210	113-115
			16	59	24	N2, SW	Kimball, NE	210	113-115

10157	Jessen Wheat Company, LLC	Edward Mike Davis, LLC	16	59	14	14.50 acres in Lots 1-4 in SE	Kimball, NE	2158	1299-1302
			16	59	23	Lots 1-4	Kimball, NE
			16	60	28	SE	Laramie, WY

10179	Anderson, Dean V.	Edward Mike Davis, LLC	15	60	2	Lots 1 (34.66), 2 (40.12), 3 (34.63), SWNW	Laramie, WY	2159	451-453

10180	Anderson, Dennis E.	Edward Mike Davis, LLC	15	60	2	Lots 1 (34.66), 2 (40.12), 3 (34.63), SWNW	Laramie, WY	2159	448-450

10181	Anderson, Dwayne A.	Edward Mike Davis, LLC	15	60	2	Lots 1 (34.66), 2 (40.12), 3 (34.63), SWNW	Laramie, WY	2159	454-456

10182	Jessen, Michael (Guardian for Rose Jessen)	Edward Mike Davis, LLC	15	60	2	Lots 4 (34.60), 5 (34.57), W2SW	Laramie, WY	2158	1296-1298

10184	Rochelle Energy LP	Edward Mike Davis, LLC	15	60	8	NE	Laramie, WY	2179	1230-1232
			15	60	15	All	Laramie, WY
			15	60	21	NE	Laramie, WY

10185	Herman, David	Edward Mike Davis, LLC	15	60	9	E2	Laramie, WY	2149	503-505
			16	60	20	NE	Laramie, WY

10186	Cooney, Phyllis A., Trusttee	Edward Mike Davis, LLC	15	60	10	N2	Laramie, WY	2158	1292-1294

10187	Randol, Emmy Lou	Edward Mike Davis, LLC	15	60	15	All	Laramie, WY	2158	1357-1359
			15	60	17	S2	Laramie, WY
			15	60	20	NW, NE	Laramie, WY
			15	60	21	All	Laramie, WY

10191	Mattson Ranch Company	Edward Mike Davis, LLC	15	60	16	All, less a 10.925 acre tract	Laramie, WY	2161	376-378
			15	60	22	All	Laramie, WY
			15	60	23	Lots 1 (35.04), 2 (35.12), 3 (35.20), 4 (36.27), W2W2	Laramie, WY
			16	60	32	NW, less 5.0 acres in NWNW	Laramie, WY

SECURITY AGREEMENT (Lilis, Inc.)	Page 29

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10192	Bunger, Peggy	Edward Mike Davis, LLC	15	60	20	E2NE	Laramie, WY	2161	388-390

10193	Ford, Lana	Edward Mike Davis, LLC	15	60	20	E2NE	Laramie, WY	2161	355-357

10194	King, Judy	Edward Mike Davis, LLC	15	60	20	E2NE	Laramie, WY	2158	1348-1350

10196	Simmons, Diana	Edward Mike Davis, LLC	15	60	20	E/2NE	Laramie, WY	2165	1338-1340

10197	Skirrow, Linda	Edward Mike Davis, LLC	15	60	20	E/2NE	Laramie, WY	2158	1351-1353

10198	Soderquist, Sharon	Edward Mike Davis, LLC	15	60	20	E/2NE	Laramie, WY	2165	1341-1343

10199	Young, Donald J.and Clarrisa	Edward Mike Davis, LLC	15	60	20	E/2NE	Laramie, WY	2158	1354-1356

10200	Young, Irene	Edward Mike Davis, LLC	15	60	20	E/2NE	Laramie, WY	2159	472-474

10201	Young, Larry	Edward Mike Davis, LLC	15	60	20	E/2NE	Laramie, WY	2161	358-360

10202	Gross, John	Edward Mike Davis, LLC	15	60	27	NE, S2	Laramie, WY	2192	1549-1551

10203	May, Lee	Edward Mike Davis, LLC	15	60	28	All	Laramie, WY	2192	1551-1553
			17	58	9	All	Banner, NE

10204	Sorensen, Melanie	Edward Mike Davis, LLC	15	60	28	All	Laramie, WY	2179	1224-1226
			17	58	9	All	Banner, NE

10206	Bulkley, Robert (Heir of Estate of Beverly Bulkley)	Edward Mike Davis, LLC	16	60	28	SW	Laramie, WY	2169	985-987

10207	Reher, Ilene M.	Edward Mike Davis, LLC	16	60	28	NE	Laramie, WY	2161	379-381
			16	60	28	NW, less two tracts	Laramie, WY

10208	Smith, Dorothy W.	Edward Mike Davis, LLC	16	60	28	SW	Laramie, WY	2169	982-984

10209	Smith, Helen J. (Heir to estate of Barry B. Smith)	Edward Mike Davis, LLC	16	60	28	SW	Laramie, WY	2169	978-980

10210	Smith, Richard E.	Edward Mike Davis, LLC	16	60	28	SW	Laramie, WY	2165	1350-1352

10211	Fornstrom Farms, LLC	Land Right Services, LLC	16N	60W	32	SW, Less a tract	Laramie, WY	2206	1144/562548

SECURITY AGREEMENT (Lilis, Inc.)	Page 30

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10212	Moffit, Juanita	Edward Mike Davis, LLC	16	60	32	NE, less 1.0 acre tract	Laramie, WY	2161	382-384

10213	Holgerson Ranch Company	Edward Mike Davis, LLC	17	60	4	S/2NE/4, N/2SE/4	Laramie, WY	2067	80-82
			17	60	20	W2	Laramie, WY

10216	Wenzel, F. Bernard and et al	Edward Mike Davis, LLC	17	60	10	NE/4	Laramie, WY	2054	877-879

10217	Rabou Land Company, LLC	Edward Mike Davis, LLC	17	60	18	Lots 1(45.04), 2(44.80), 3(44.56), 4(44.32), E2, E2W2	Laramie, WY	2165	1347-1349

10218	Albin Baptist Church	Edward Mike Davis, LLC	17	60	20	SE, less a 16.80 acre tract and a 6.17 acre tract	Laramie, WY	2159	469-471

10219	Anderson, James S. & Connie Louise (Heir to Charles, R. Anderson estate)	Edward Mike Davis, LLC	17	60	20	NE, less 6.13 acres	Laramie, WY	2161	364-366

10220	Anderson, Norma Jean	Edward Mike Davis, LLC	17	60	20	NE, less 6.13 acres	Laramie, WY	2161	391-393

10221	Anderson, Sam	Edward Mike Davis, LLC	17	60	20	NE, less 6.13 acres	Laramie, WY	2161	361-363

10222	Freeburg Farms, Inc.	Edward Mike Davis, LLC	17	60	20	NE, less 6.13 acres	Laramie, WY	2161	370-372

10223	Laird, Joan	Edward Mike Davis, LLC	17	60	20	NE, less 6.13 acres	Laramie, WY	2161	373-375

10224	Nordyke, Marie	Edward Mike Davis, LLC	17	60	20	NE, less 6.13 acres	Laramie, WY	2169	975-977

10226	Bowman, Darlene M. (Trustee of the Dale A. Bowman Living Trust)	Edward Mike Davis, LLC	18	60	27	N/2NW/4SW/4	Laramie, WY	2136	1323-1325

10227	Dorigatti, Debra Kay	Edward Mike Davis, LLC	18	60	27	N/2NW/4SW/4	Laramie, WY	2144	690-692

10228	Flohr, Shelly	Edward Mike Davis, LLC	18	60	27	N/2NW/4SW/4	Laramie, WY	2144	687-689

10229	Willoughby, Mark James	Edward Mike Davis, LLC	18	60	27	N/2NW/4SW/4	Laramie, WY	2144	684-686

10254	Hedges, Mary Jean	Edward Mike Davis, LLC	19N	67W	23	W/2SE, SW	Laramie, WY	1924	1330/436304
			19N	67W	25	NE, E/2NW, SWNW
			19N	67W	26	W/2NE, NENE, W/2, NWSE
			19N	67W	27	SE
			19N	67W	35	E/2SE, E/2W/2SE

SECURITY AGREEMENT (Lilis, Inc.)	Page 31

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10256	Tank, Dan A. & Donna L.	Edward Mike Davis, LLC	20	58	13	SW	Scottsbluff, NE	1354
			20	58	14	SE	Scottsbluff, NE

10257	Greathouse, Marjorie M.	Edward Mike Davis, LLC	20	58	14	SW	Scottsbluff, NE	5421
			20	58	15	S2	Scottsbluff, NE

10261	Haienm, Maryellen Sawyer	Zoey Exploration, Ltd	1N	65W	32	SE less the East 210 feet and the North 210 feet	Weld, CO	2164208

10266	Sawyer, John & Adele, Trustees	Zoey Exploration, Ltd	1N	65W	32	SE less the East 210 feet and the North 210 feet	Weld, CO	2164207

10283	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	15N	60W	17	NE, E/2NW, PART OF THE W/2NW	LARAMIE	551592

10284	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	21N	60W	31	SE	GOSHEN	905372

10285	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	21N	60W	32	SW	GOSHEN	905373

10286	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	25N	65W	10	ALL	GOSHEN	905374

10287	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	27N	65W	16	ALL	PLATTE	590514

10288	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	29N	65W	36	ALL	GOSHEN	905375

10289	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	17N	67W	23	NW	LARAMIE	551593

10290	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	26N	67W	16	ALL	PLATTE	590515

10291	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	22N	66W	6	LOT 3	PLATTE	594945

10292	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	18N	88W	16	ALL	CARBON	943206

10293	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	18N	88W	36	ALL	CARBON	943207

10294	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	18N	90W	36	ALL	CARBON	943208

10295	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	29N	62W	14	SWNW	PLATTE	UNK

10296	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	29N	62W	15	SWSE	PLATTE	UNK

10297	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	29N	62W	15	SENE, NESE	PLATTE	UNK

SECURITY AGREEMENT (Lilis, Inc.)	Page 32

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10298	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	29N	62W	16	ALL	PLATTE		UNK

10299	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	19N	67W	29	ALL	LARAMIE		UNK

10300	Wyoming, State of; WY Lease #1	Land Rights Services, LLC	19N	67W	26	SENE, NESE	LARAMIE		UNK

10304	Nebraska, State of; NE Lease #7527	Bear Oil and Gas, Inc.	18	58	16	All	Banner, NE		7527

10307	Fornstrom, K. James & E.A. (Trustees of the K. James Fornstrom Trust and E. A. Fornstrom Trust)	Recovery Energy, Inc.	16N	60W	32	SE	LARAMIE		568977

10309	Colson, Sharon K.	Recovery Energy, Inc.	13N	54W	22	S/2	Kimball, NE	214	709

10310	Baranek, George W.	Recovery Energy, Inc.	13N	54W	22	S/2	Kimball, NE	214	695

10311	Griffith, Mildred	Recovery Energy, Inc.	13N	54W	22	S/2	Kimball, NE	214	677

10312	Hinshaw, John Mills & Sherry A	Recovery Energy, Inc.	13N	55W	12	ALL	Kimball, NE	214	679

10313	Marcum, Rodney S.	Recovery Energy, Inc.	13N	54W	22	S/2	Kimball, NE	214	681

10314	Potter, Virginia R.	Recovery Energy, Inc.	13N	54W	22	S/2	Kimball, NE	214	683

10315	Ramsey, Beverly J.	Recovery Energy, Inc.	14N	54W	30	ALL	Kimball, NE	214	685

10316	Shaw, Lyle	Recovery Energy, Inc.	14N	54W	30	ALL	Kimball, NE	214	687

10317	Shaw, Ramona	Recovery Energy, Inc.	14N	54W	30	ALL	Kimball, NE	214	689

10318	Tobler, Dale & Elda	Recovery Energy, Inc.	14N	54W	30	ALL	Kimball, NE	214	691

10319	Tobler, Lawrence Duane & Mildr	Recovery Energy, Inc.	14N	54W	30	ALL	Kimball, NE	214	693

10320	State of Colorado	Martin J. Freedman	5N	63W	18	N/2, N/2S/2	Weld, CO		1848224

SECURITY AGREEMENT (Lilis, Inc.)	Page 33

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #

10321	Olson, Ruth A.	Recovery Energy, Inc.	14N	54W	30	ALL	Kimball, NE	215	98

10322	Eugene Hanson & Son, Inc.	Interzone Energy, Inc.	16N	61W	26	N2	Laramie, WY		417796

10323	Tracy, Joyce Ann	GFL & Associates, LLC	7N	64W	34	NW	Weld, CO		3702389

10324	Lyon, William R. & Patricia A.	Terry Land Services Company	15N	61W	14	E/2	Laramie, WY		599101

10325	Lyon, Jack R. & Barbara E.	Terry Land Services Company	15N	61W	14	E/2	Laramie, WY		599100

10326	Public Service Company of Colo	Recovery Energy, Inc.	1N	65W	32	NORTH 210' OF THE S/2 AND THE EAST 210' OF THE SE	Weld, CO

10327	Lang, Larry F.	Gene F. Lang & Co	7N	64W	34	Lot B of RE 2965 IN THE NW1/4	Weld, CO		3874411

10328	Hagstrom, Steven Dean	Terry Land Services Company	15N	63W	14	SE/4	Laramie, WY		600691

10329	Smith, William O. and Rita Marie	Recovery Energy, Inc.	15N	56W	18	E/2	Kimball, NE	218	29

10330	Bingaman, Rita J. and Gary P.	Recovery Energy, Inc.	15N	56W	18	E/2	Kimball, NE`	218	32

10331	Wyoming, State of; WY Lease #12-00477	Land Rights Services, LLC	21N	61W	3	LOTS 1-2, S/2NE, SW, N/2SE	Goshen, WY	Unk

10332	Wyoming, State of; WY Lease #12-00478	Land Rights Services, LLC	22N	61W	36	ALL	Goshen, WY	Unk

10333	Wyoming, State of; WY Lease #12-00479	Land Rights Services, LLC	27N	62W	16	ALL	Goshen, WY	Unk

10334	Wyoming, State of; WY Lease #12-00481	Land Rights Services, LLC	22N	64W	19	SENE	Goshen, WY	Unk

10335	Wyoming, State of; WY Lease #12-00483	Land Rights Services, LLC	23N	67W	27	S/2NW, SW	Goshen, WY	Unk

10336	Wyoming, State of; WY Lease #12-00484	Land Rights Services, LLC	23N	67W	28	NWNE, S/2NE, NW, N/2S/2	Goshen, WY	Unk

10337	Wyoming, State of; WY Lease #12-00485	Land Rights Services, LLC	23N	67W	32	SENE, S/2	Goshen, WY	Unk

10338	Wyoming, State of; WY Lease #12-00486	Land Rights Services, LLC	23N	67W	33	NENE, S/2N/2, N/2S/2, SWSW	Goshen, WY	Unk

SECURITY AGREEMENT (Lilis, Inc.)	Page 34

Lilis Lease #	Lessor	Lessee	Twnshp	Range	Section	Legal Description	County / State	Recording Bk PG/Doc #
10339	Wyoming, State of; WY Lease #12-00487	Land Rights Services, LLC	23N	67W	34	N/2NW, E/2SW, N/2SE	Goshen, WY	Unk

10340	Anderson, Mark W., Trustee of Mark W. Anderson Living Trust dtd 3/24/98	Delta Petroleum Corporation	15N	63W	2	Lots 1-4, S/2N/2	Laramie, WY		495436

10341	Anderson, Mark W., Trustee of Mark W. Anderson Living Trust dtd 3/24/98	Peterson Energy Management, Inc.	15N	63W	2	SE/4	Laramie, WY		279547

10342	Seaver, Evelyn M.	Peterson Energy Management, Inc.	15N	63W	2	SE/4	Laramie, WY		279548

10343	Vikings, LLC	Edward Mike Davis, LLC	15N	63W	2	Lots 1-2, S/2NE/4 (NE/4)	Laramie, WY		592432

10344	Anderson, Leonard & Norma J.	Edward Mike Davis, LLC	15N	63W	2	N/2SW, SWSW	Laramie, WY		611788

10346	Trimble, Claudia M., Gladys Woods, as AIF	Delta Petroleum Corporation	15N	63W	10	N/2, W/2NESE, NWSE, S/2SE, SW/4	Laramie, WY		506306

10347	Wymer, Peggy	Land Rights Services, LLC	15N	63W	2	N/2SW, SWSW	Laramie, WY		617752

10348	Wisroth, Donald G. and Sandra	Recovery Energy, Inc.	14N	60W	4	ALL	Laramie, Wy		626483
			14N	60W	5	LOTS 1-2, S/2NE, SE	Laramie, Wy

10349	Wisroth, Robert W. & Elsie	Recovery Energy, Inc.	14N	60W	4	ALL	Laramie, Wy		628810
			14N	60W	5	LOTS 1-2, S/2NE, SE	Laramie, Wy

10350	Moore, Esther M. & John D.	Recovery Energy, Inc.	14N	60W	4	ALL	Laramie, WY		628811
			14N	60W	5	LOTS 1-2, S/2NE, SE	Laramie WY

10351	Christiansen, Edith & Double Arrow Energy Company	Lilis Energy, Inc.	7N	64W	34	Lot B of RE 2965 IN THE NW1/4	Weld, CO		3989163

10352	TRS Equities, Highlands, et al	Land Rights Services, LLC	1N	65W	32	NE/4	Weld, CO		3953463

10353	Christiansen, Edith, Double Arrow Energy Company et al	Lilis Energy, Inc.	7N	64W	34	Lot A of RE 2965, Lot A and B of RE 2630(Part of NW)	Weld, CO		Unk

A.	Properties Owned by Borrower:

None.

SECURITY AGREEMENT (Lilis, Inc.)	Page 35

B.	Properties Leased by Borrower (Include Landlord’s Name):
Complete Street and Mailing Address, including County and Zip Code	Company/ Subsidiary	Owned/Leased	Real Estate Recording Office Information	Landlord	Lease Description
See the table above immediately under the caption “Locations of Inventory and Equipment and Fixtures” in this Exhibit A.	Lilis Energy, Inc.	Leased
1900 Grant Street, Suite #720, Denver, CO, 80203	Lilis Energy, Inc.	Leased	N/A	Legacy First Range JV-T, LLC	Office Lease
20 Broadhollow Road, Suite 3011B, Melville, NY, 11747	Lilis Energy, Inc.	Leased	N/A	J.K. Associates Realty, LLC	Office Lease

C.	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

SECURITY AGREEMENT (Lilis, Inc.)	Page 36

EXHIBIT B

(See Section 3.8 of Security Agreement)

A. Vehicles subject to certificates of title:

Description	Title Number & State Where Issued

None.

B. Aircraft/engines, ships, railcars and other vehicles governed by federal statute:

Description	Registration Number

None.

C. Patents, copyrights, trademarks protected under federal law:

None.

SECURITY AGREEMENT (Lilis, Inc.)	Page 37

EXHIBIT C

(See Section 3.8 of Security Agreement)

Legal description, county and street address of property on which

MORTGAGED LANDS
------------	---------	--------------------------------------	-----	---	-----	------------------------------------------	----------------	-------------------
LEASE	EXPIRE	LEASE NAME	TSHP	RGE	SEC	METES & BOUNDS	COUNTY	PROSPECT
NUMBER	DATE
------------	---------	--------------------------------------	-----	---	-----	------------------------------------------	----------------	-------------------
								TOTAL
10003	3/15/2015	Palmco, CW Palm Farms, et al	18N	57W	3	LOTS 1-2, S/2NE LESS 3 ACRES	BANNER	State Line
10003	3/15/2015	Palmco, CW Palm Farms, et al	17N	57W	18	LOTS 1-2, NE, E/2NW LESS 86.83 ACRES, SE LESS 52.59 ACRES	BANNER	State Line
10003	3/15/2015	Palmco, CW Palm Farms, et al	17N	57W	19	LOTS 1-2, E/2NW	BANNER	State Line
10003	3/15/2015	Palmco, CW Palm Farms, et al	17N	57W	20	ALL	BANNER	State Line
10004	9/19/2015	Banner Farms, LLC	17N	58W	4	LOTS 3-4, S/2NW	BANNER	State Line
10005	9/16/2014	Krcmarik, Colleen and Leonard	17N	58W	4	LOTS 1-2, S/2NE	BANNER	State Line
10006	9/16/2014	Mumgaard, Sharon and Jon	17N	58W	4	SE	BANNER	State Line
10007	9/16/2014	Nicholls, Jerry R. and Merrily	17N	58W	4	SW	BANNER	State Line
10019	3/20/2015	May, Shirley	15N	60W	28	ALL	LARAMIE	State Line
10032	4/12/2015	3 P Ranch, LLC	20N	62W	23	E/2NE	GOSHEN	State Line
10032	4/12/2015	3 P Ranch, LLC	20N	62W	24	PART OF THE W/2NE, NW	GOSHEN	State Line
10032	4/12/2015	3 P Ranch, LLC	20N	62W	24	S/2	GOSHEN	State Line
10058	1/11/2015	Pile, Elaine A. & Robert E.	19N	58W	6	NE	BANNER	State Line
10058	1/11/2015	Pile, Elaine A. & Robert E.	20N	58W	29	W/2	BANNER	State Line
10058	1/11/2015	Pile, Elaine A. & Robert E.	20N	58W	30	E/2	BANNER	State Line
10058	1/11/2015	Pile, Elaine A. & Robert E.	20N	58W	31	E/2	BANNER	State Line
10061	4/5/2015	Ackerson, Elva O.	19N	58W	11	S/2SW	BANNER	State Line
10061	4/5/2015	Ackerson, Elva O.	19N	58W	24	N/2, SW	BANNER	State Line
10063	1/18/2015	Pleasant Valley Land, Inc.	20N	57W	30	SE	BANNER	State Line

SECURITY AGREEMENT (Lilis, Inc.)	Page 38

10063	1/18/2015	Pleasant Valley Land, Inc.	20N	57W	31	ALL	BANNER	State Line
10063	1/18/2015	Pleasant Valley Land, Inc.	20N	58W	26	W/2	BANNER	State Line
10064	1/9/2015	Clearview Dairy, Inc.	20N	58W	20	ALL	BANNER	State Line
10064	1/9/2015	Clearview Dairy, Inc.	20N	58W	21	W/2	BANNER	State Line
10064	1/9/2015	Clearview Dairy, Inc.	20N	58W	23	NW	BANNER	State Line
10065	1/18/2015	Bolin, R. Douglas and Joy E.	20N	58W	23	SW	BANNER	State Line
10065	1/18/2015	Bolin, R. Douglas and Joy E.	20N	58W	25	W/2, LESS TRACT IN THE SW	BANNER	State Line
10065	1/18/2015	Bolin, R. Douglas and Joy E.	20N	58W	26	E/2	BANNER	State Line
10066	1/14/2015	Sundin, Milton & Joan (Living Trust)	20N	58W	23	E/2	BANNER	State Line
10066	1/14/2015	Sundin, Milton & Joan (Living Trust)	20N	58W	24	ALL	BANNER	State Line
10066	1/14/2015	Sundin, Milton & Joan (Living Trust)	20N	58W	25	E/2	BANNER	State Line
10073	3/26/2015	Mildred Mae Family Trust	19N	60W	4	LOTS 1-2, SE	GOSHEN	State Line
10073	3/26/2015	Mildred Mae Family Trust	19N	60W	9	NE	GOSHEN	State Line
10073	3/26/2015	Mildred Mae Family Trust	20N	60W	27	LOTS 1-4, W/2NE	GOSHEN	State Line
10073	3/26/2015	Mildred Mae Family Trust	20N	60W	28	S/2SE	GOSHEN	State Line
10073	3/26/2015	Mildred Mae Family Trust	20N	60W	33	NE, N/2SE	GOSHEN	State Line
10073	3/26/2015	Mildred Mae Family Trust	20N	60W	34	LOTS 1-4, S/2SW, W/2SE	GOSHEN	State Line
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	62W	7	N/2NE, SENE, NESE	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	62W	8	N/2NW, SWNW, NWSW	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	64W	11	W/2SE	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	64W	13	E/2, E/2W/2	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	64W	14	LOTS 1-3, 5-7, W/2NE, W/2, NWSE	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	62W	16	SW	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	63W	18	LOTS 1-4	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	62W	20	SESE, THE EAST 2 RODS OF THE NESE.	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	64W	23	LOTS 3-4, 7-8, NWNE, N/2NW, NWSE	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	64W	24	NWSW	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	62W	26	NW	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	62W	28	SWNW, W/2SW	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	62W	29	E/2E/2	GOSHEN	Red Cloud
10082	2/9/2016	McCallan, Eric Alan & Christopher P.	25N	62W	32	N/2NE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	26N	62W	1	LOTS 3-4, S/2NW, SW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	26N	62W	2	LOTS 1-4, S/2N/2, S/2	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	26N	62W	2	S/2	GOSHEN	Red Cloud

SECURITY AGREEMENT (Lilis, Inc.)	Page 39

10083	1/1/2015	Crossed Arrows Ranch, Inc.	26N	62W	3	LOTS 1-2, S/2NE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	7	LOT 4	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	11	SESW, SWSE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	12	LOT 4, S/2SW, SWSE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	13	LOT 1, W/2NW, SW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	13	SESE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	14	NWNE, S/2NE, NENW, N/2SE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	15	SW, N/2SE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	17	SWNE, NWNW, S/2NW, S/2	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	18	N/2NE, SENE, E/2NW, NESW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	18	LOT 1	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	18	LOT 4	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	19	LOT 1	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	20	NWNE, NENW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	21	SENE, E/2SE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	22	W/2, W/2SE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	23	E/2SE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	24	NESW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	24	NE, SENW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	24	N/2NW, SWNW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	24	W/2SW, SESW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	25	W/2	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	25	N/2NW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	25	S/2NW, SW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	26	ALL	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	26	NENE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	26	S/2NE, SW, NWSE, S/2SE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	27	E/2, N/2NW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	63W	27	S/2SE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	28	NWNE, S/2NE, SESW, SE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	28	NENE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	29	S/2SW, SWSE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	30	SESE	GOSHEN	Red Cloud

SECURITY AGREEMENT (Lilis, Inc.)	Page 40

10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	61W	31	LOTS 1-4, E/2W/2	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	32	NW	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	34	N/2NE	GOSHEN	Red Cloud
10083	1/1/2015	Crossed Arrows Ranch, Inc.	27N	62W	35	N/2NE, W/2, SE	GOSHEN	Red Cloud
10107	8/19/2013	Lukassen, Frances Mary	15N	56W	7	E/2	KIMBALL	Wilke
10115	4/30/2016	Goranson, Dennis L.	15N	59W	25	ALL	KIMBALL	Pine Bluffs
10115	4/30/2016	Goranson, Dennis L.	15N	58W	30	LOTS 1-4, E/2, E/2W/2	KIMBALL	Pine Bluffs
10115	4/30/2016	Goranson, Dennis L.	15N	58W	31	LOTS 1-4, E/2, E/2W/2	KIMBALL	Pine Bluffs
10116	2/19/2015	Cutler, Robert R. and Joanne S.	15N	59W	1	LOTS 3-4, S/2NW, SW	KIMBALL	Pine Bluffs
10117	1/6/2015	Jessen, Ronald S. and Brenda L.	15N	59W	1	LOTS 1-2, S/2NE, SE	KIMBALL	Pine Bluffs
10118	2/4/2015	Jessop, Roger R.	15N	59W	2	LOTS 1-4	KIMBALL	Pine Bluffs
10118	2/4/2015	Jessop, Roger R.	16N	59W	26	TRACT IN LOTS 1-2	KIMBALL	Pine Bluffs
10119	3/18/2015	Jessen, Jimmy Lee and Gwen Lynn	15N	59W	11	LOTS 1-4	KIMBALL	Pine Bluffs
10120	3/18/2015	Jessen, Terry Lynn	15N	59W	11	LOTS 1-4	KIMBALL	Pine Bluffs
10121	2/8/2015	Willoughby, Jeff and Marnie	15N	59W	11	LOTS 1-4	KIMBALL	Pine Bluffs
10122	4/1/2015	Gardner Bros Partnership	15N	59W	35	LOTS 1-4	KIMBALL	Pine Bluffs
10122	4/1/2015	Gardner Bros Partnership	15N	60W	26	LOTS 1-4, W/2W/2	KIMBALL	Pine Bluffs
10122	4/1/2015	Gardner Bros Partnership	15N	60W	26	LOTS 1-4, W/2W/2	LARAMIE	Pine Bluffs
10122	4/1/2015	Gardner Bros Partnership	15N	60W	34	E/2, LESS 18.45 ACRES	LARAMIE	Pine Bluffs
10122	4/1/2015	Gardner Bros Partnership	15N	60W	35	LOTS 1-4, W/2W/2	LARAMIE	Pine Bluffs
10124	4/1/2015	Langseth, Eric Craig and Carla Marie	15N	59W	26	LOTS 1-4	KIMBALL	Pine Bluffs
10124	4/1/2015	Langseth, Eric Craig and Carla Marie	15N	59W	35	LOTS 1-4	KIMBALL	Pine Bluffs
10124	4/1/2015	Langseth, Eric Craig and Carla Marie	15N	60W	26	LOTS 1-4, W/2W/2	LARAMIE	Pine Bluffs
10124	4/1/2015	Langseth, Eric Craig and Carla Marie	15N	60W	34	E/2, LESS 18.45 ACRES	LARAMIE	Pine Bluffs
10124	4/1/2015	Langseth, Eric Craig and Carla Marie	15N	60W	35	LOTS 1-4, W/2W/2	LARAMIE	Pine Bluffs
10125	3/26/2015	Wilkerson,Janice Leah	15N	59W	26	LOTS 1-4	KIMBALL	Pine Bluffs
10125	3/26/2015	Wilkerson,Janice Leah	15N	59W	35	LOTS 1-4	KIMBALL	Pine Bluffs
10125	3/26/2015	Wilkerson,Janice Leah	15N	60W	26	LOTS 1-4, W/2W/2	LARAMIE	Pine Bluffs
10125	3/26/2015	Wilkerson,Janice Leah	15N	60W	27	ALL	LARAMIE	Pine Bluffs
10125	3/26/2015	Wilkerson,Janice Leah	15N	60W	34	E/2	LARAMIE	Pine Bluffs
10125	3/26/2015	Wilkerson,Janice Leah	15N	60W	35	LOTS 1-4, W/2W/2	LARAMIE	Pine Bluffs
10133	3/2/2015	Anderson Livestock Inc.	16N	59W	11	LOTS 1-4	KIMBALL	Pine Bluffs

SECURITY AGREEMENT (Lilis, Inc.)	Page 41

10133	3/2/2015	Anderson Livestock Inc.	16N	60W	11	LOTS 1-4	LARAMIE	Pine Bluffs
10133	3/2/2015	Anderson Livestock Inc.	16N	59W	14	LOTS 1-4, LESS 14.5 ACRES	KIMBALL	Pine Bluffs
10133	3/2/2015	Anderson Livestock Inc.	16N	60W	14	LOTS 1-4	LARAMIE	Pine Bluffs
10133	3/2/2015	Anderson Livestock Inc.	16N	60W	15	NW	LARAMIE	Pine Bluffs
10133	3/2/2015	Anderson Livestock Inc.	16N	58W	17	SE	KIMBALL	Pine Bluffs
10133	3/2/2015	Anderson Livestock Inc.	16N	60W	22	SE	LARAMIE	Pine Bluffs
10133	3/2/2015	Anderson Livestock Inc.	16N	60W	23	NORTH 130 ACRES IN THE W/2	LARAMIE	Pine Bluffs
10133	3/2/2015	Anderson Livestock Inc.	16N	59W	26	SOUTH 2/3RDS	KIMBALL	Pine Bluffs
10134	1/25/2015	Freeburg, Travis	16N	58W	17	SE	KIMBALL	Pine Bluffs
10135	1/28/2015	Knigge, Alice	16N	58W	20	ALL	KIMBALL	Pine Bluffs
10142	1/26/2015	Duclo, Rhonda Marie	16N	58W	29	E/2	KIMBALL	Pine Bluffs
10143	1/25/2015	Freeburg, Troy and Lorretta	16N	58W	29	W/2	KIMBALL	Pine Bluffs
10144	8/18/2015	Canaday, R. & Wolf, J. (BWANA Trust)	16N	58W	30	SE	KIMBALL	Pine Bluffs
10145	8/26/2015	Corum, Jean Wolf	16N	58W	30	SE	KIMBALL	Pine Bluffs
10146	8/26/2015	Harner, Lori	16N	58W	30	SE	KIMBALL	Pine Bluffs
10147	8/26/2015	Wolf, David	16N	58W	30	SE	KIMBALL	Pine Bluffs
10148	8/26/2015	Wolf, Robert	16N	58W	30	SE	KIMBALL	Pine Bluffs
10150	4/2/2015	Sannes, Jill	16N	58W	31	LOTS 1-4, E/2, E/2W/2	KIMBALL	Pine Bluffs
10150	4/2/2015	Sannes, Jill	16N	59W	24	N/2, SW	KIMBALL	Pine Bluffs
10151	4/2/2015	Sannes, Kimberly	16N	58W	31	LOTS 1-4, E/2, E/2W/2	KIMBALL	Pine Bluffs
10151	4/2/2015	Sannes, Kimberly	16N	59W	24	N/2, SW	KIMBALL	Pine Bluffs
10153	4/2/2015	Sannes, Stephen	16N	58W	31	LOTS 1-4, E/2, E/2W/2	KIMBALL	Pine Bluffs
10153	4/2/2015	Sannes, Stephen	16N	59W	24	N/2, SW	KIMBALL	Pine Bluffs
10154	4/1/2015	Satterthwaite, R. Jolene (Trust)	16N	59W	24	N/2, SW	KIMBALL	Pine Bluffs
10155	4/2/2015	Tinsley, Stacey	16N	58W	31	LOTS 1-4, E/2, E/2W/2	KIMBALL	Pine Bluffs
10155	4/2/2015	Tinsley, Stacey	16N	59W	24	N/2, SW	KIMBALL	Pine Bluffs
10156	4/2/2015	Werlich, Kelly	16N	58W	31	LOTS 1-4, E/2, E/2W/2	KIMBALL	Pine Bluffs
10156	4/2/2015	Werlich, Kelly	16N	59W	24	N/2, SW	KIMBALL	Pine Bluffs
10179	2/8/2015	Anderson, Dean V.	15N	60W	2	LOTS 1-3, SWNW	LARAMIE	Pine Bluffs
10180	2/8/2015	Anderson, Dennis E.	15N	60W	2	LOTS 1-3, SWNW	LARAMIE	Pine Bluffs
10181	2/8/2015	Anderson, Dwayne A.	15N	60W	2	LOTS 1-3, SWNW	LARAMIE	Pine Bluffs
10182	2/8/2015	Jessen, Michael (Rose Jessen)	15N	60W	2	LOTS 4-5, W/2SW	LARAMIE	Pine Bluffs

SECURITY AGREEMENT (Lilis, Inc.)	Page 42

10185	12/23/2014	Herman, David	15N	60W	9	E/2	LARAMIE	Pine Bluffs
10185	12/23/2014	Herman, David	16N	60W	20	NE	LARAMIE	Pine Bluffs
10186	1/25/2015	Phyllis A. Cooney Trust Agreement	15N	60W	10	N/2	LARAMIE	Pine Bluffs
10187	3/17/2015	Randol, Emmy Lu	15N	60W	15	ALL	LARAMIE	Pine Bluffs
10187	3/17/2015	Randol, Emmy Lu	15N	60W	17	S/2	LARAMIE	Pine Bluffs
10187	3/17/2015	Randol, Emmy Lu	15N	60W	20	NWNE, NW	LARAMIE	Pine Bluffs
10187	3/17/2015	Randol, Emmy Lu	15N	60W	20	NENE	LARAMIE	Pine Bluffs
10187	3/17/2015	Randol, Emmy Lu	15N	60W	20	SWNE	LARAMIE	Pine Bluffs
10187	3/17/2015	Randol, Emmy Lu	15N	60W	20	SENE	LARAMIE	Pine Bluffs
10187	3/17/2015	Randol, Emmy Lu	15N	60W	21	NW, S/2	LARAMIE	Pine Bluffs
10187	3/17/2015	Randol, Emmy Lu	15N	60W	21	NE	LARAMIE	Pine Bluffs
10191	3/12/2015	Mattson Ranch Company	15N	60W	16	WEST 102 RODS, EAST 118 RODS	LARAMIE	Pine Bluffs
10191	3/12/2015	Mattson Ranch Company	15N	60W	16	EAST 100 RODS	LARAMIE	Pine Bluffs
10191	3/12/2015	Mattson Ranch Company	15N	60W	22	ALL	LARAMIE	Pine Bluffs
10191	3/12/2015	Mattson Ranch Company	15N	60W	23	W/2	LARAMIE	Pine Bluffs
10191	3/12/2015	Mattson Ranch Company	16N	60W	32	NW, LESS 3 TRACTS DESCRIBED BY M&B's	LARAMIE	Pine Bluffs
10212	3/17/2015	Moffitt, Juanita	16N	60W	32	NE	LARAMIE	Pine Bluffs
10217	5/8/2015	Rabou Land Company, LLC	17N	60W	18	LOTS 1-4, E/2, E/2W/2	LARAMIE	State Line
10218	3/30/2015	Albin Baptist Church	17N	60W	20	SE, LESS 2 TRACTS	LARAMIE	State Line
10219	4/8/2015	Anderson, James S. & Connie Louise	17N	60W	20	NE	LARAMIE	State Line
10220	4/8/2015	Anderson, Norma Jean	17N	60W	20	NE	LARAMIE	State Line
10221	4/8/2015	Anderson, Sam	17N	60W	20	NE	LARAMIE	State Line
10256	1/20/2015	Tank, Dan A. & Donna L.	20N	58W	13	SW	SCOTTS BLUFF	State Line
10256	1/20/2015	Tank, Dan A. & Donna L.	20N	58W	14	SE	SCOTTS BLUFF	State Line
10257	8/4/2015	Greathouse, Marjorie M.	20N	58W	14	SW	SCOTTS BLUFF	State Line
10257	8/4/2015	Greathouse, Marjorie M.	20N	58W	15	S/2	SCOTTS BLUFF	State Line
10261	11/16/1991	Haien, Maryellen Sawyer	1N	65W	32	SE, LESS THE EAST 210' AND THE NORTH 210'	WELD	East Denver
10266	11/16/1991	Sawyer, John & Adele (Family Trust)	1N	65W	32	SE, LESS THE EAST 210' AND THE NORTH 210'	WELD	East Denver
10320	6/18/1985	State of Colorado	5N	63W	18	N/2, N/2S/2	WELD	East Denver
10322	7/27/2013	Eugene Hanson & Son, Inc.	16N	61W	26	NE	LARAMIE	Pine Bluffs

SECURITY AGREEMENT (Lilis, Inc.)	Page 43

10322	7/27/2013	Eugene Hanson & Son, Inc.	16N	61W	26	NW	LARAMIE	Pine Bluffs
10323	9/28/2015	Tracy, Joyce Ann	7N	64W	34	NW	WELD	Tracy
10324	1/22/2018	Lyon, William R. & Patricia A.	15N	61W	14	E/2	LARAMIE	Pine Bluffs
10325	1/22/2018	Lyon, Jack R. & Barbara E.	15N	61W	14	E/2	LARAMIE	Pine Bluffs
10327	11/30/2015	Lang, Larry F.	7N	64W	34	Lot B of RE 2965 IN THE NW1/4	WELD	Tracy
10328	12/29/2017	Hagstrom, Steven Dean	15N	63W	14	SE/4	LARAMIE	Pine Bluffs

								TOTAL

MORTGAGED WELLS
LUKASSEN 44-7
HANSEN 42-26
SLW STATE PC BB18-67HN
SLW STATE PC BB18-65HN
VINCE STATE B13-63HN

SECURITY AGREEMENT (Lilis, Inc.)	Page 44

EXHIBIT D

(See Sections 3.9 and 4.1(f) of Security Agreement)

EXISTING LIENS ON THE COLLATERAL

Those certain mortgages and/or deeds of trust pursuant to which the Collateral set forth on Exhibit C hereto was pledged as collateral for those certain 8% Senior Secured Convertible Debentures of the Borrower.

SECURITY AGREEMENT (Lilis, Inc.)	Page 45

EXHIBIT E

List of Pledged Securities

(See Section 3.11 of Security Agreement)

A. STOCKS:

None.

B. BONDS:

None.

C. GOVERNMENT SECURITIES:

None.

D. OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED):

None.

SECURITY AGREEMENT (Lilis, Inc.)	Page 46

EXHIBIT F

List of Bank Accounts

(See Section 3.12 of Security Agreement)

Wells Fargo:
3932368123 Corporate Account
3932368149 Operations Account
3932368156 Revenue Account
3932368164 Payroll Account
3932368172 Land Account
3932368180 Tax Account

US Bank:
103690303179 Corporate Account
103690303161 Operations Account
103690303203 Revenue Account
103690303187 Payroll Account
103690303195 Land Account
103690303211 Tax Account

Chase:
000002989363870 Money Market Account
000000870117611 Tax Account

SECURITY AGREEMENT (Lilis, Inc.)	Page 47